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                                                                    EXHIBIT 10.2










                              WESTBURY ALLOYS, INC.

                        1997 OMNIBUS STOCK INCENTIVE PLAN



                        Effective as of October 28, 1997















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                              WESTBURY ALLOYS, INC.

                        1997 OMNIBUS STOCK INCENTIVE PLAN

                        Effective as of October 28, 1997




                                TABLE OF CONTENTS

1.  Purpose..................................................................3
2.  Definitions..............................................................3
3.  General..................................................................6
4.  Stock....................................................................6
5.  Eligibility..............................................................6
6.  Restricted Stock Awards for Employees and Selected Advisors..............6
7.  Stock Options for Employees and Selected Advisors........................8
8.  Stock Appreciation Rights and Performance Awards for Employees
    and Selected Advisors...................................................10
9.  Method of Exercise of Options and Stock Appreciation Rights.............12
10. Nontransferability of Incentive Awards..................................13
11. Effective Date of the Plan..............................................13
12. Termination, Modification, Change.......................................13
13. Change in Capital Structure.............................................14
14. Administration of the Plan..............................................14
15. Notice..................................................................16
16. Interpretation..........................................................16











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                              WESTBURY ALLOYS, INC.

                        1997 OMNIBUS STOCK INCENTIVE PLAN


     1. PURPOSE. The purpose of the Westbury Alloys, Inc. 1997 Omnibus Stock Incentive Plan (the "Plan") is to further the long-term stability, continuing growth and financial success of Westbury Alloys, Inc. (the "Company") by attracting and retaining key employees, directors and selected advisors of the Company through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees, directors and selected advisors upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to eligible persons under this Plan will strengthen their desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

                  It is the intent of this Plan that options granted hereunder shall be exercisable in shares of common stock of Rosecap, Inc., the parent company of the corporation into which the Company proposes to merge after completion of the merger.

     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

        (a) "Act" means the Securities Exchange Act of 1934, as amended.

        (b) "Applicable Withholding Taxes" means the aggregate amounts of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option or Stock Appreciation Right, or the award of Restricted Stock.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Change of Control" means the occurrence of either of the following events: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Act, becomes, or obtains the right to become, the beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board or of the board of directors of any successor to the Company.

        (e) "Code" means the Internal Revenue Code of 1986, as amended.



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        (f) "Committee" means the committee appointed by the Board as described under Section 15.

        (g) "Company" means Westbury Alloys, Inc., a Delaware corporation and the parent company of the corporation into which the Company proposes to merge with and into.

        (h) "Company Stock" means shares of voting common stock of the Company subject to adjustment as provided in Section 14 and the shares of common stock of the parent company or the corporation into which the Company proposes to merge with and into.

        (i) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

        (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(c)(3). As to all other forms of Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

        (k) "Employee" means an employee of the Company, or of any Parent or Subsidiary of the Company.

        (l) "Fair Market Value" means, as of a relevant date, (i) if the Company Stock is traded on an exchange, the closing price of the Company Stock on such day on the exchange on which it generally has the greatest trading volume, (ii) if the Company Stock is traded on the over-the-counter market, the average between the closing bid and asked prices on such day as reported by NASDAQ, or
(iii) if sales prices or bid and asked prices are not available for such day, the fair market value shall be determined by the Committee using any reasonable method in good faith,

        (m) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, Restricted Stock, or Performance Award under the Plan.

        (n) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

        (o) "Insider" means a person subject to section 16 of the Act.

        (p) "Non-Employee Director" means a member of the Board who is not an Employee.

        (q) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422 or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

        (r) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.


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        (s) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

        (t) "Participant" means any Employee, Non-Employee Director or Selected Advisor who receives an Incentive Award under the Plan.

        (u) "Performance Award" means an award which is contingent upon the performance of the Company or which is contingent upon the individual performance of the Participant.

        (v) "Reload Feature" means a feature of an Option described in a Participant's stock option agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of Section 10(e).

        (w) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Company Stock delivered by the Participant in payment of the exercise price of an Option having a Reload Feature.

        (x) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

        (y) "Restricted Stock Award" means an award of Restricted Stock granted under the Plan.

        (z) "Rule 16b-3" means Rule 16b-3 adopted pursuant to section 16(b) of the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

             (aa) "Selected Advisor" means any person who has been retained to provide services to the Company (other than as an Employee, a member of the Board or a member of the board of directors of any Subsidiary or Parent of the Company), and who is selected by the Committee to be eligible to receive Incentive Awards under the Plan.

             (bb) "Stock Appreciation Right" means a right to receive amounts from the Company awarded upon the terms and subject to the restrictions set forth in Section 10.

             (cc) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

             (dd) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

     3. GENERAL. Incentive Awards may be granted under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, and Performance Awards. Options granted under


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the Plan may be Incentive Stock Options or Nonstatutory Stock Options. The
provisions of the Plan referring to Insiders or Rule 16b-3 shall apply only to Participants who are subject to section 16 of the Act.

     4. STOCK. Subject to Section 14 of the Plan, there shall be reserved for Issuance under the Plan an aggregate of 500,000 shares of Company Stock, which shall be authorized but unissued shares. No more than 150,000 shares of Company Stock may be allocated to Incentive Awards to any one Participant and no more than 50,000 shares of Company Common Stock may be allocated to Non-Incentive Awards that are granted to any one Employee during a single calendar year. Shares that have not been issued under this Plan and that are allocable to Incentive Awards or portions thereof that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under this Plan. Similarly, if any shares of Restricted Stock issued pursuant to the Plan are reacquired by the Company as a result of a forfeiture of such shares pursuant to the Plan, such shares may than be subjected to an Incentive Award under the Plan. For purposes of determining the number of shares that are available for Incentive Awards under this Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes upon exercise of an Option.

     5. ELIGIBILITY.

        (a) All present and future Employees and Selected Advisors shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 15, to select which Employees and Selected Advisors shall receive Incentive Awards and to determine for each such Participant the terms, conditions and nature of the award, and the number of shares to be allocated to each Participant as part of each Incentive Award.

        (b) All present and future Non-Employee Directors shall be eligible to receive Non-Statutory Options under the Plan. Non-Employee Directors shall not be entitled to receive any other form of Incentive Award under the Plan.

        (c) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment or other service relationship of the Participant after the grant, or to make further grants to the Participant at any time thereafter.

     6. RESTRICTED STOCK AWARDS FOR EMPLOYEES AND SELECTED ADVISORS.

        (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Restricted Stock Award is granted and the terms and conditions to which the Restricted Stock Award is subject. This notice, when accepted in between the Company and the writing by the Participant, shall become an award agreement between the Company and the Participant. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.



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        (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

            (i) None of such shares may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or shall have been removed pursuant to paragraph
(d) or (e) below.

            (ii) The restrictions on such shares must remain in effect and may not lapse for a period of two years beginning on the Date of Grant, except as provided under paragraph (d) or (e) in the case of Disability, death or a Change in Control.

            (iii) If a Participant ceases to be employed by the Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock, the restrictions on which shall not have lapsed or shall not have been removed pursuant to paragraph (d) or (c) below, on the date such Participant shall cease to be so employed.

            (iv) The Committee may establish such other restrictions on such shares that the Committee deems appropriate, including, without limitation, events of forfeiture.

        (c) Upon the acceptance by a Participant of a Restricted Stock Award, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to the shares of Restricted Stock subject to such Restricted Stock Award, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

        (d) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability or death of the Participant, or the occurrence of a Change of Control.

        (e) Notwithstanding the forfeiture provisions of paragraph (b)(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

        (f) Each Participant shall agree at the time his Restricted Stock Award is granted, and as a condition thereof, that the Company shall deduct from any payments of any kind otherwise due from the Company to such Participant the aggregate amount of any Applicable Withholding Taxes with respect to the shares of Restricted Stock subject to the Restricted Stock Award or that such Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate amount of any such taxes. Arrangements satisfactory to the Company may, in the sole discretion of the Company, include the obtaining of a loan from the Company to pay such taxes, Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock

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certificates free of a legend reflecting the restrictions set forth in paragraph
(b) above shall be issued to such Participant. If Restricted Stock is being issued to a Participant without the use of a stock certificate, the restrictions set forth in paragraph (b) shall be communicated to the Participant in the manner required by law,

        (g) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or
(b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time.

     7. STOCK OPTIONS FOR EMPLOYEES AND SELECTED ADVISORS.

        (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible Employee, Non Employee Director or Selected Advisor stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

        (b) Incentive Stock Options may only be awarded to Employees of the Company. "Tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may not be issued in connection with Incentive Stock Options. The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

        (c) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant. Notwithstanding the foregoing, Nonstatutory Stock Options shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant if the Committee intends for such Options to qualify under Code section 162(m).

        (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:


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            (i) No Incentive Stock Option may be exercised after the first to occur of:

                (x) Ten years (or, in the case of an incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant;

                (y) Three months following the date of the Participant's termination of employment with the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

                (z) One year following the date of the Participant's termination of employment by reason of death or Disability.

            (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been so employed at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of death or Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of such termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is Exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

            (iii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). The foregoing Limitation Amount shall be adjusted to the extent required by any amendment to or modification of Code section 422. Incentive Stock Options granted after December 31, 1986 under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options exercisable by the Participant for the first time during any calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.




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        (e) The Committee may, in its discretion, provide that an Option granted to an Insider will not be exercisable by the Insider within the first six months after it is granted.

        (f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control notwithstanding other conditions or, exercisability in the stock option agreement, and, in such event, paragraph (e) shall not apply.

     8. STOCK APPRECIATION RIGHTS AND PERFORMANCE AWARDS FOR EMPLOYEES AND SELECTED ADVISORS.

        (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Nonstatutory Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Stock Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the Participant's stock option agreement. The following provisions apply to all Stock Appreciation Rights that are granted in connection with
Options:

        (i) Stock Appreciation rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.

        (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent it surrendered, shall not thereafter be exercisable.

        (iii) The Committee may, in its discretion, grant Stock Appreciation Rights in connection with Options which by their terms become fully exercisable upon a Change of Control, which Stock Appreciation Rights shall only be exercisable following a Change of Control. The underlying Option may provide that such Stock Appreciation Rights shall be payable solely in cash. The terms of the underlying Option shall provide the method by which fair market value of the Company Stock on the date of exercise shall be calculated based on one of the following alternatives:

               (x) the Fair Market Value of the Company Stock as of the business day immediately preceding the day of exercise;

               (y) the highest Fair Market Value of the Company Stock during the 90 days immediately preceding the Change of Control; or



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               (z) the greater of (x) or (y).

        (iv) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, and shall expire no later than the date on which the related Option expires.

        (v) A Stock Appreciation Right may only be exercised at a time when the fair market value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

    (b) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted without related Options, The terms and conditions of the award shall be set forth in a stock appreciation rights agreement between the Company and the Participant. The following provisions apply to all Stock Appreciation Rights that are granted without related Options:

        (i) Stock Appreciation Rights shall entitle the Participant, upon the exercise of all or any part of the Stock Appreciation Rights, to receive from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the Stock Appreciation Rights over (y) the Fair Market Value on the Date of Grant of the Company Stock covered by the Stock Appreciation Rights. The Committee may limit the amount that the Participant may be entitled to receive upon exercise of the Stock Appreciation Right.

        (ii) Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Committee shall specify in the Participant's stock appreciation rights agreement.

    (c) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Participant's stock option agreement (if the Stock Appreciation Rights are related to an Option) or stock appreciation rights agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

    (d) Performance Awards may be granted to Employees and Selected Advisors under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are awards which are contingent upon the performance of the Company or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance awards.



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 9. METHOD OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

    (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights he has elected to exercise. In the case of a purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full paid in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding, Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

    (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require of the Participant a customary written indication of his investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued to him a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

    (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or
(b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes of the Participant arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time.

    (d) Notwithstanding anything herein to the contrary, if the Company is subject to section 16 of the Act, Options and Stock Appreciation Rights shall always be granted and exercised in such a manner as necessary to conform to the provisions of Rule 16b-3.

    (e) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock in payment of the exercise price, the Participant shall automatically be granted a Reload Option. At the time the Option with a Reload Feature is awarded, the Committee may impose such restrictions on the Reload Option as it deems appropriate, but in any event the Reload Option shall be subject to the following restrictions:


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        (i) The exercise price of shares of Company Stock covered by a Reload
Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;

        (ii) If and to the extent required by Rule 16b-3, or if so provided in the option agreement a Reload Option shall not be exercisable within the first six months after it is granted; provided that, subject to the terms of the Participant's stock option agreement, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;

        (iii) The Reload Option shall be subject to the same restrictions on exercisability imposed on the underlying Option (possessing file Reload Feature) that was exercised unless the Committee specifies different limitations;

        (iv) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature) that was exercised;

        (v) The Reload Option shall not have a Reload Feature. The Participant shall not be entitled to make payment of the exercise price other than in cash unless provisions for an alternative payment method are included in the Participant's stock option agreement or are agreed to in writing by the Company with the approval of the Committee prior to the exercise of the Option.

     10. NONTRANSFERABILITY OF INCENTIVE AWARDS. Incentive Awards shall not be transferable unless so provided in the award agreement or an amendment to the award agreement.

     11. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of
October 28, 1997 and shall be submitted to the shareholders of the Company for approval. No Option or Stock Appreciation Right shall be exercisable and no Company Stock shall be issued under the Plan until (i) the Plan has been approved by the Company's shareholders, (ii) shares issuable under the Plan have been registered with the Securities and Exchange Commission, and (iii) the requirements of any applicable state securities laws have been met.

     12. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on October 27, 2007. No Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. The Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Awards to meet the requirements of the Code, including Code section 422, and regulations thereunder. Except as provided, in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

     13. CHANGE IN CAPITAL STRUCTURE.


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


       (a) The number of shares reserved for issuance under the Plan, the terms of Incentive Awards, and all computations under the Plan shall be appropriately adjusted by the Committee should the Company effect one or more stock dividends, stock splits, Subdivisions or consolidations of shares, or other similar changes in capitalization, or if the par value of Company Stock is altered. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

       (b) If the Company is a party to a consolidation or merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

       (c) Any determination made or action taken under this Section 14 by the Committee shall be final and conclusive and may be made or taken without the consent of any Participant.

   14. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee, which shall be appointed by the Board, and which shall consist of not less than two such members of the Board. Each member of the Committee shall qualify as a "non-employee director" for purposes of Rule 16b-3 and as an "outside director" for purposes of Code section 162(m) and the regulations thereunder. The Committee shall have general authority to construe and interpret the terms of the Plan and the respective award agreements under the Plan, to impose any limitation or condition upon an incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan. The determination of the Committee with respect to any matter under the Plan to be acted upon by the Committee shall be conclusive and binding. Without limitation and in addition to powers set forth elsewhere in the Plan, the Committee shall have the following specific authority:

       (a) The Committee shall have the power and complete discretion to determine (i) which eligible Employees and Selected Advisors shall receive an Incentive Award and the nature of the Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) the Fair Market Value of Company Stock, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and Stock Appreciation Rights may be exercised, (ix) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xi) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted,
(xii) procedures for the withholding or delivery of Company Stock to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock Awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or


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



all restrictions with respect to Restricted Stock will lapse or be removed,
(xvi) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xvii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule l6b-3 or any requirement of the Code applicable to the Incentive Award.

       (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any rules or regulations adopted by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

       (c) The Committee may delegate to the officers or employees of the Company and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan, nor as to Incentive Awards thereunder as those relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

       (d) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting (e) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

       Notwithstanding this Section 15 or any other provision of the Plan to the contrary, any action required or permitted to be performed by the Committee may be performed by the entire Board to the extent necessary or appropriate to satisfy Rule 16b-3, as determined in the discretion of the Board.

   15. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

       (a) if to the Company - at its principal business address to the attention of the Secretary;

       (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.



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



   16. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. As to all Incentive Stock Options and all Nonstatutory Stock Options with an exercise price of at least 100% of Fair Market Value of the Company Stock on the Date of Grant, this Plan shall be interpreted for such Options to be excluded from applicable employee remuneration for purposes of Code section 162(m).

       IN WITNESS WHEREOF, the Company has caused the Plan to be executed this 28th day of October, 1997.

                                          WESTBURY ALLOYS, INC.



                                          By:
                                             ----------------------------------
                                             Mandel Sherman, President




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